CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marc H. Nussbaum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc.

Date:     September  27,  2004     By:     /s/  MARC H. NUSSBAUM
                                           -------------------------
                                   Name:   Marc H. Nussbaum
                                   Title:  President and Chief Executive Officer

I, James Kerrigan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Lantronix, Inc. on Form 10-K for the fiscal year ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Lantronix, Inc

Date:     September  27,  2004     By:     /s/  JAMES W. KERRIGAN
                                           --------------------------
                                   Name:   James W. Kerrigan
                                   Title:  Chief  Financial  Officer